UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.____)
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Hudson Valley Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006
PROXY STATEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HUDSON VALLEY HOLDING CORP. AND HUDSON VALLEY BANK AUDIT COMMITTEE CHARTER

HUDSON VALLEY HOLDING CORP.
21 Scarsdale Road
Yonkers, New York 10707
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2006
     We will hold the annual meeting of shareholders of Hudson Valley Holding Corp., a New York corporation, at 21 Scarsdale Road, Yonkers, New York on Thursday, May 11, 2006 at 10:30 a.m., local time, for the following purposes:
     1. To elect directors of the corporation to serve until the next annual meeting of shareholders.
     2. To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.
     The Board of Directors recommends that you vote FOR the election of all of the nominees for director.
     The Board of Directors has fixed the close of business on April 5, 2006, as the record date for the meeting. Only shareholders of record at the close of business at this time are entitled to notice of, and to vote at, the meeting or any adjournments, postponements or continuations of the meeting.
     All shareholders are invited to attend the meeting. To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting. In the event that you attend the meeting, you may vote in person even if you have returned a proxy.
     Your vote is important.
     To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.
     April 14, 2006

By Order of the Board of Directors

James M. Coogan
Secretary to the Board of Directors

Hudson Valley Holding Corp.
21 Scarsdale Road
Yonkers, New York 10707
PROXY STATEMENT
     This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the 2006 annual meeting of shareholders of Hudson Valley Holding Corp. (the “Company”). Copies of this proxy statement are being mailed on or about April 14, 2006 to persons who were shareholders of record on April 5, 2006.
     The Company is a New York corporation founded in 1982. The Company is registered as a bank holding company under the Bank Holding Company Act of 1956.
     The Company provides financial services through its wholly-owned subsidiaries, Hudson Valley Bank (“HVB”), a New York chartered commercial bank headquartered in Westchester County, New York, and NYNB Bank (“NYNB”), a New York chartered commercial bank headquartered in Bronx County, New York (together with HVB, “the Banks”). HVB is an independent bank established in 1982. NYNB, an independent bank, is the successor to New York National Bank, a national banking association which the Company acquired effective January 1, 2006.
     The Company provides investment management services through a wholly-owned subsidiary of HVB, A.R. Schmeidler & Co., Inc.
     HVB is the primary operating subsidiary of the Company.
Date, Time and Place of Meeting
     We will hold the 2006 annual meeting of shareholders on Thursday, May 11, 2006, at 10:30 a.m., local time, at 21 Scarsdale Road, Yonkers, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
Matters to be Considered at the Meeting
     At the meeting, we will ask our shareholders to consider and vote upon the election of directors to serve until our next annual meeting.
     The shareholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment, postponement or continuation thereof.
Vote Required
     A plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote is required to elect directors. With regard to the election of directors, you may vote in favor of, or withhold your vote from, each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. There is no cumulative voting with respect to the election of directors.
     Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director. Abstentions and broker non-votes will also not count against the proposal to elect directors.

Voting of Proxies
     Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the shareholders on the proxies. If a proxy is returned without any voting instructions, the shares represented thereby will be voted in favor of the election of directors, as recommended by the Board of Directors.
Revocability of Proxies
     If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways. First, you can send a written notice to our Vice President, Shareholder Relations at the following address stating that you would like to revoke your proxy. Second, you can complete a new proxy card and send it to our Vice President, Shareholder Relations at the following address. Third, you can attend the meeting and vote in person. You should send any written notice or new proxy card to:
Wendy Croker
Vice President, Shareholder Relations
Hudson Valley Holding Corp.
21 Scarsdale Road
Yonkers, NY 10707
     You may request a new proxy card by calling Wendy Croker at (914) 961-6100.
Record Date; Shareholders Entitled to Vote; Quorum
     Only shareholders of record at the close of business on April 5, 2006, will be entitled to receive notice of and vote at the meeting. As of the record date 8,143,769 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter on which holders of common stock are entitled to vote. A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.
Solicitation of Proxies
     The Board of Directors may solicit proxies, the form of which is enclosed, for the meeting. The cost of any solicitation will be borne by the Company. Our officers, directors or regular employees may communicate with shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies. We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.
Proposals of Shareholders and Communication with Shareholders
     Shareholders of the Company who intend to present a proposal for action at the 2007 Annual Meeting of Shareholders of the Company, must notify the Company’s management of such intention by notice, received at the Company’s principal executive offices not later than December 17, 2006 for such proposal to be included in the Company’s proxy statement relating to such meeting. The proxies may use their discretionary power to vote against any shareholder proposal presented at the 2006 annual meeting if the Company did not have notice of the proposal by March 1, 2006.
     The Board maintains active communication directly with shareholders. Oral and written inquiries from shareholders are responded to by the Vice President, Shareholder Relations, one of the Executive Officers or the Chairman of the Board. The Board is advised of shareholder inquiries where appropriate. The Board meets with and interacts with shareholders on an ad hoc basis and believes the existing program facilitates effective open communication with the Company’s shareholders. Shareholders who wish to communicate with the Board of Directors directly may do so by writing to the Board of Directors or to any member of the Board at the Company’s offices or through the HVB website at www.hudsonvalleybank.com.

     We have adopted a service approved by the Securities and Exchange Commission (the “SEC”) referred to as “householding”, which is designed to reduce duplicate mailings to you and to save printing and postage cost. This rule allows us to send a single set of any shareholder documents, including proxy information statement, and annual report, to any household at which multiple shareholders reside, if we believe the shareholders are members of the same family. You will continue to receive individual proxy cards for each individual shareholder.
     If a shareholder of record residing at such an address wishes to receive separate documents in the future, he or she may contact Wendy Croker, Vice President, Shareholder Relations, Hudson Valley Holding Corp., 21 Scarsdale Road, Yonkers, NY 10707; telephone (914) 961-6100; email: wcroker@hvbank.com. Your continued consent to householding will be presumed unless you notify us that you wish to receive separate documents. We will begin sending separate documents within 30 days after receipt of notice revoking consent. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.
Financial Statements
     Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 are being delivered to shareholders together with this proxy statement. Representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, are expected to attend the annual meeting of shareholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Other Matters
     The Board of Directors knows of no matters that are expected to be presented for consideration at the meeting that are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.
ELECTION OF DIRECTORS
     It is the intention of the persons named in the enclosed form of proxy to nominate and to vote the shares represented by such proxy for the election of all of the nominees listed below, unless such proxy specifies otherwise. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year’s annual meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the annual meeting. Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed under “Security Ownership of Certain Beneficial Owners and Management”, beginning on page 17.
Nominees for the Board of Directors
     All directors of the Company serve for a term of one year, until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified. All of the nominees are currently serving as directors. The following table contains the principal occupation and certain other information about the nominees based on information obtained from each nominee.

			Director
Name	Age	Position	Since
William E. Griffin	73	Mr. Griffin is an attorney and is a shareholder and President of Griffin, Coogan & Veneruso, P.C., a law firm located in Bronxville, New York. Mr. Griffin has served as Chairman of the Board since 1990.	1981

James J. Landy	51	President and Chief Executive Officer since January 2001. Previously, Mr. Landy served as Executive Vice President of HVB and in various other executive capacities with HVB. He has been employed by HVB since 1977.	2000

Stephen R. Brown	50	Senior Executive Vice President, Chief Financial Officer and Treasurer since July 2004. Previously, Mr. Brown served as Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer from January 2001 to June 2004. He has been employed by HVB since 1993.	2000

James M. Coogan	63	Mr. Coogan is an attorney and is a shareholder and Vice President of Griffin, Coogan & Veneruso P.C., a law firm located in Bronxville, New York. Mr. Coogan has served as Secretary since 1997.	1994

Gregory F. Holcombe	44	Vice President, BMW Machinery Co., Inc., an investment holding company, since 1988. From 2000 to January 2006, Mr. Holcombe also served as Vice President of Supply Chain Management of Precision Valve Corporation, a maker of aerosol spray valves based in Yonkers, New York.	1999

Angelo R. Martinelli	78	Chairman of the Board of Gazette Press, Inc., a printing company located in Yonkers, New York since 1948.	1990

William J. Mulrow	50	Director of Citigroup Global Markets Inc., a financial services company based in New York City, since October 2005. Mr. Mulrow is also a Managing Director of Paladin Capital Group, a private equity investment firm, since January 2004. Previously, Mr. Mulrow was Senior Vice President of Gabelli Asset Management, Inc., an asset management and financial services company in Rye, New York from April 1999 to September 2005.	2003

John A. Pratt Jr.	75	Consultant to HVB since 1996, advising HVB on new business development and business retention. Previously, Mr. Pratt was the President and Chief Executive Officer of the Company, retiring in 1995.	1983

Cecile D. Singer	76	Principal in Cecile D. Singer Consulting, a consulting firm located in Yonkers, New York, specializing in government relations since 1995.	1994

Craig S. Thompson	52	President and principal shareholder of Thompson Pension Employee Plans, Inc., a company located in New York City and specializing in pension administration and investment and insurance sales for over 19 years.	1988
Executive Officers
     Certain information with respect to executive officers of the Company and of HVB is set forth below. All executive officers are elected by the Board of Directors and serve until their successors are duly elected by the Board of Directors. Messrs. Griffin, Landy and Brown serve as executive officers of both the Company and HVB, while the other individuals named below are executive officers of HVB only.

Biographical information concerning executive officers who are also members of the Board of Directors is given above under the caption “Nominees for the Board of Directors”.

Name	Age	Position
William E. Griffin	73	Director and Chairman of the Board

James J. Landy	51	President, Chief Executive Officer and Director

Stephen R. Brown	50	Senior Executive Vice President, Chief Financial Officer, Treasurer and Director

Michael Gilfeather	48	Executive Vice President, Branch Banking of HVB since July 2005. From May 2001 to 2005, Mr. Gilfeather was President of Home Services Shop, a service company in Westchester County. Previously, he was a senior manager in Retail Banking for The Bank of New York since 1980.

Michael Goldrick	41	Executive Vice President, Business and Professional Banking of HVB since August 2005. From January 2001 to August 2005, Mr. Goldrick was Vice President, Middle Market Commercial Banking for M&T Bank, a regional bank headquartered in New York.

Daniel J. Harris	49	Executive Vice President and Chief Credit Officer of HVB since April 2003. From March 1999 to December 2002, Mr. Harris served as President, Chief Executive Officer and a Director of Lowestloan.com, Inc., an internet mortgage banker.

Michael P. Maloney	44	Executive Vice President, Chief Banking Officer of HVB since October 2005. From January 2001 to October 2005, Mr. Maloney served as Executive Vice President, Strategic Relationships and Sales of HVB. He has been employed by HVB since 1999.

Mary B. Minieri	47	Executive Vice President and Special Assistant to the President of HVB since August 2005. From March 2002 to August 2005, Ms. Minieri served as Executive Vice President, Branch Administrator of HVB. Previously, she served as Senior Vice President, Branch Administrator of HVB from October 1997 to February 2002. She has been employed by HVB since 1989.

Vincent T. Palaia	59	Executive Vice President and Chief Lending Officer of HVB since 1997. He has been employed by HVB since 1988.

Frank J. Skuthan	52	Executive Vice President and Marketing Director of HVB since August 2000.

Christopher J. Taylor	55	Executive Vice President and Chief Operating Officer of HVB since October 2005. From March 2004 to April 2005, Mr. Taylor served as Chief Operating Officer, Retail Banking, The Bank of New York, a financial institution based in New York. From January 2002 to March 2004, he served as Retail Banking Sector Head, The Bank of New York. Prior to this he held various management positions with The Bank of New York since 1990.

The Board of Directors and Committees of the Board
     The Company’s Board of Directors directly assumes responsibility for governance duties. It establishes the criteria for membership on the Company’s Board of Directors and finds and recruits individuals whose experience and other qualifications will enhance the goals of the Company. In evaluating candidates for membership on the Board of Directors, the Board considers, in addition to other factors, the candidate’s business experience, community service, judgment, integrity and ability to make the time commitment necessary to be an effective member of the Board. It assesses the composition and effectiveness of the Company’s Board, HVB’s Board and its Committees. The purpose of this corporate governance process is (i) to identify the individuals qualified to become members of the Board of Directors and to recommend the selection of the nominees for membership on the Board of Directors for election at the annual meeting of shareholders; (ii) to determine the composition of the Board and its committees; and (iii) to monitor a process to assess Board effectiveness and to develop and implement codes of ethics. Because the Board believes that this process functions effectively to achieve its purpose, the Board does not have a separate corporate governance or nominating committee.
     Shareholders may propose director candidates for consideration by the Company’s Board of Directors by submitting same, in writing, to the Chairman of the Board of the Company, Hudson Valley Holding Corp., 21 Scarsdale Road, Yonkers, New York 10707. Also see “Proposals of Shareholders and Communication with Shareholders” on page 2.
     The Company’s Board of Directors has adopted a Code of Ethics for Senior Financial Officers in accordance with Item 406 of Regulation S-K promulgated by the SEC. This code of ethics can be found on HVB’s website at www.hudsonvalleybank.com.
     The Company’s Board of Directors convened 12 times in 2005. The Company’s Board does not have any separate committees. Policy decisions for the Company and its subsidiaries are often made by standing committees of the Board of Directors of HVB. Each of the members of the Board of Directors of the Company is also a member of the Board of Directors of HVB. No director attended fewer than 75 percent of the meetings of the Boards and the Committees of the Boards on which he or she has served.
     The Company encourages Board members to attend the Annual Meeting of Shareholders. All Board members were in attendance at the most recent Annual Meeting of Shareholders held May 12, 2005.
     The Board of Directors of HVB has several standing committees, including the Executive Committee, the Audit Committee and the Compensation and Organization Committee. The Executive Committee is comprised of 8 directors who are not Company or HVB employees and 2 directors who are employees. The Audit Committee is comprised of directors who are not Company or HVB employees. The Compensation and Organization Committee is comprised of 5 directors who are not Company or HVB employees and 2 directors who are employees.
     The Executive Committee is charged with responsibility for and authority regarding all financial matters of the Company and its subsidiaries, including an annual review and approval of all policies related to the financial management of the Company and its subsidiaries and the approval of the annual budget for the Company and its subsidiaries. The Committee convened 9 times in 2005. Ms. Singer and Messrs. Thompson, Coogan, Griffin, Holcombe, Martinelli, Mulrow and Pratt served as non-employee directors of this Committee, along with Messrs. Landy and Brown, the Company’s 2 employee directors.
     The Compensation and Organization Committee is charged with the responsibility for: conducting performance reviews of all executive officers and certain other officers of the Company and its subsidiaries; reviewing and approving all officer promotions; reviewing salary ranges by grade, staffing levels, vacancies, recruiting programs, benefit plans, pension plans and related investment performance; approving stock option plans and all grants of stock options; and reviewing the life insurance policies on executive officers. The Compensation Committee also reviews and approves personnel policies and engages consultants as required. The Committee convened 6 times in 2005. Ms. Singer and Messrs. Griffin, Holcombe, Martinelli

and Thompson served as non-employee directors of this Committee, along with Messrs. Landy and Brown, the Company’s 2 employee directors.
     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities as to accounting policies and financial reporting practices of the Company and its subsidiaries, the sufficiency of auditing relative thereto and the adequacy and effectiveness of the Company’s internal controls. The Committee also has responsibility for reviewing compliance with the Company’s business ethics and conflict of interest policies. The Audit Committee has the responsibility for and authority to select and terminate the independent registered public accounting firm and approve their fees and expenses. The Committee convened 4 times in 2005. During 2005, the Audit Committee members were Ms. Singer, Messrs. Mulrow, Coogan, Pratt and Thompson. Although the Company’s shares are not listed on the New York Stock Exchange, the Company measures the independence of its Audit Committee under the independence standards of the New York Stock Exchange. Under these standards, the Board of Directors believes that Ms. Singer and Mr. Mulrow would meet the standards of independence for audit committee members required for companies listed on the New York Stock Exchange. Mr. Pratt would not meet these standards because of the $75,000 consulting fee that he receives from HVB, and Messrs. Coogan and Thompson would not meet these standards because of the services performed for the Company and/or its subsidiaries by firms of which these two directors are shareholders and officers. In addition, Mr. Thompson sold shares of our common stock to the Company. See “Director Compensation”, which begins on page 13 and “Certain Relationships and Related Transactions”, which begins on page 15.
     The Board of Directors is not required to designate one Committee member as a financial expert since the Company’s stock is not listed on an exchange. The Board of Directors does not believe that any one member would meet the qualifications to be designated a financial expert, however, the Board of Directors believes that the Audit Committee members, collectively, based upon their experience on the Company’s Board, as well as other relevant experience, possess significant understanding of the Company’s financial reporting and related systems of control and are therefore effective in fulfilling their responsibilities.
     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter is attached as Exhibit A to this proxy statement.
     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, that might incorporate this filing by reference, the Audit Committee Report, other information furnished pursuant to Item 7(d)(3) of Schedule 14A under the Securities Exchange Act, the Compensation Committee Report and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.
Audit Committee Report
     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the “Committee”), which consists entirely of outside directors, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.
     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between them and the Company that might bear on their independence consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the firm’s independence. The Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with the independent registered public accounting firm and the internal auditors their audit plan and audit scope.

     The Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the independent auditors’ audit of the financial statements. The Committee also discussed the results of the internal audit examinations.
     The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2005, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has responsibility for the audit of those statements.
     Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The Committee has reappointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

William J. Mulrow, Chairman
James M. Coogan
John A. Pratt Jr.
Cecile D. Singer
Craig S. Thompson
Independent Registered Public Accounting Firm Fees
     Set forth below is a summary of the fees paid for the years ended December 31, 2005 and December 31, 2004 to the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

	2005	2004
Audit Fees	$250,000	$272,000
Audit-related fees[1]	230,000	102,000
Tax fees[2]	71,000	76,000
All other fees[3]	0	50,000

Total	$531,000	$500,000

1 Audit of internal controls over financial reporting and other related matters

	2005	2004
[2] Tax fees
Tax return preparation and review	$48,000	$48,000
Tax consulting — tax examinations	23,000	28,000

	$71,000	$76,000

	2005	2004
[3]All other fees
A.R. Schmeidler & Co., Inc. acquisition	0	$50,000
Pre-Approval Policies
     In accordance with the procedures set forth in its charter, the Audit Committee approves in advance all audit services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent registered public accounting firm. All services must be submitted to the Committee for approval in writing, generally in the form of an engagement letter, which outlines the services to be performed and the associated fees. All of the fees and services described above were pre-approved by the Audit Committee.

Compensation Committee Report
     The executive compensation program is administered by the Compensation and Organization Committee of the Board of Directors. The Committee is comprised of 5 outside directors and 2 employee directors. The employee directors’ compensation is approved by the outside directors, who are not employed by the Company or its subsidiaries.
     Compensation for executive officers consists of direct salary, incentive bonuses paid under HVB’s Incentive Compensation Plan, and stock options awarded under the Company’s 2002 Stock Option Plan. The payment or awarding of compensation is approved by the Committee. Following approval by the Committee, the full Board of Directors approves the salary package for Messrs. Landy and Brown and reviews the proposed payment of incentive compensation and granting of stock options.
     The Committee adheres to the practice that compensation for executive officers be directly and materially linked to the Company’s performance, individual performance, and to what is paid to individuals in similar positions within the industry. Following this practice, (1) salaries are related to overall Company’s performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Company’s performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers are compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Company. In addition, from time to time, the Company retains outside consultants to determine the appropriateness of executive officer compensation.
     Regarding Messrs. Landy and Brown’s compensation, the Committee has considered, in addition to the factors described above, the profitability and growth of the Company during their tenure as Chief Executive Officer and Chief Financial Officer, respectively.

Cecile D. Singer, Chairperson
Stephen R. Brown
William E. Griffin
Gregory F. Holcombe
James J. Landy
Angelo R. Martinelli
Craig S. Thompson
Compensation Committee Interlocks and Insider Participation
     During 2005, Ms. Singer and Messrs. Griffin, Holcombe, Martinelli and Thompson, all of whom are non-employee directors, and Messrs. Landy and Brown as employee directors, served as members of the Compensation and Organization Committee. Messrs. Griffin, Martinelli and Thompson are shareholders and officers of firms that have performed services for the Company. Mr. Thompson sold shares of the Company’s common stock owned by him to the Company, and HVB has made loans to Ms. Singer and Messrs. Griffin, Brown, Holcombe, Landy, Martinelli and Thompson. See “Certain Relationships and Related Transactions,” which begins on page 15. Members of the Committee do not participate in deliberations concerning their own compensation. No executive officer of the Company has served as a director or a member of a compensation committee of another company of which any member of the Committee is an executive officer.

Stockholder Return Performance Graph
     The following graph compares the Company’s total stockholder return for the years 2001, 2002, 2003, 2004 and 2005 based on prices as reported on the over-the-counter bulletin board with (1) the Russell 2000 and (2) the SNL $1 billion to $5 billion Bank Index.

Total Return Performance
Hudson Valley Holding Corp.
Russell 2000
SNL $1B-$5B Bank Index
Index Value
400
350
300
250
200
150
100
50
0
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05

	Period Ending
Total Return Index for:	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Hudson Valley Holding Corp.	100.00	127.42	157.02	283.77	280.43	249.61
Russell 2000	100.00	102.49	81.49	120.00	142.00	148.46
SNL $1B-$5B Bank Index	100.00	121.50	140.26	190.73	235.40	231.38
The graph assumes $100 was invested on December 31, 2000 and dividends were reinvested. Returns are market-capitalization weighted.

EXECUTIVE COMPENSATION
     The following table provides information as to the compensation of the Company’s Chief Executive Officer and the persons who, at the end of 2005, were the other four most highly compensated executive officers of the Company or HVB (collectively, the “Named Executive Officers”).
Summary Compensation Table

				Long-Term
				Compensation
				Awards
				/Securities
		Annual Compensation		Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)[1]	Compensation($)
James J. Landy	2005	325,000	195,000	11,000	15,397	[2]
President and Chief Executive	2004	297,000	155,000	12,100	14,947
Officer	2003	275,000	155,000	13,310	14,810

Stephen R. Brown	2005	311,000	171,050	10,670	15,515	[2]
Senior Executive Vice President,	2004	286,000	137,000	11,735	15,113
Chief Financial Officer and Treasurer	2003	265,000	137,000	12,910	14,568

Michael P. Maloney	2005	235,000	120,000	7,480	14,574	[2]
Executive Vice President,	2004	192,500	93,000	5,805	14,233
Chief Banking Officer of HVB	2003	175,000	85,000	6,088	13,940

Vincent T. Palaia	2005	232,500	115,000	3,630	14,155	[2]
Executive Vice President,	2004	217,500	98,000	3,990	14,250
Chief Lending Officer of HVB	2003	200,000	90,000	4,392	13,655

Daniel J. Harris	2005	195,730	72,000	2,640	14,797	[2]
Executive Vice President,	2004	181,250	59,500	2,115	10,184
Chief Credit Officer of HVB	2003	124,000	55,000	4,658	1,020

[1]	The number of shares underlying options was adjusted to reflect a 10% stock dividend in December 2005, December 2004 and December 2003.

[2]	Includes, for 2005: for Mr. Landy, $2,895 in group term life insurance premiums, $10,500 in employer contributions to the Company’s Profit-sharing Plan and $2,002 in employer matching contributions to the Company’s Section 401(k) plan; for Mr. Brown, $2,955 in group term life insurance premiums, $10,500 in employer contributions to the Company’s Profit-sharing Plan and $2,060 in employer matching contributions to the Company’s Section 401(k) plan; for Mr. Maloney, $1,995 in group term life insurance premiums, $10,500 in employer contributions to the Company’s Profit-sharing Plan and $2,079 in employer matching contributions to the Company’s Section 401(k) plan, for Mr. Palaia, $1,620 in group term life insurance premiums, $10,500 in employer contributions to the Company’s Profit-sharing Plan and $2,035 in employer matching contributions to the Company’s Section 401(k) plan; for Mr. Harris, $1,650 in group term life insurance premiums, $10,500 in employer contributions to the Company’s Profit-sharing Plan and $2,647 in employer matching contributions to the Company’s Section 401(k) plan.

Option/Stock Appreciation Rights Grants in Last Fiscal Year
     The following table provides information as to options granted to the Named Executive Officers during 2005.

					Potential Realizable
	Number of	Percent of Total			Value at Assumed
	Securities	Options/SARs	Exercise		Annual Rates of
	Underlying	granted to	or Base		Stock Price Appreciation
	Options/SARs	Employees in	Price	Expiration	for Option Term
Name	Granted (#) [1,2]	Fiscal Year	($/sh)[2]	Date	5% ($)	10% ($)
James J. Landy	11,000	9.3%	$33.18	1/1/2015	$229,534	$581,684
Stephen R. Brown	10,670	9.1%	$33.18	1/1/2015	$222,648	$564,234
Michael P. Maloney	7,480	6.3%	$33.18	1/1/2015	$156,083	$395,545
Vincent T. Palaia	3,630	3.1%	$33.18	1/1/2015	$75,746	$191,956
Daniel J. Harris	2,640	2.2%	$33.18	1/1/2015	$55,088	$139,604

[1]	All options were granted on January 1, 2005 with 20% vesting on grant with the remainder vesting over a four-year period, except for Mr. Harris whose options vest over a five-year period.

[2]	The number of shares underlying options and the exercise price were adjusted to reflect a 10% stock dividend in December 2005.
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
     The following table provides information as to options exercised by the Named Executive Officers during 2005. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2005. Also reported are the values of “in-the-money” options, which represent the positive spread between the exercise price of outstanding stock options and the year-end price.

			Number of	Value of
			Unexercised	Unexercised
			Options/SARs	In-the-Money
			At Fiscal	Options/SARSs at
			Year-End (#)	Fiscal Year-End ($)[1]
	Shares Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable
James J. Landy	18,328	$423,192	34,991/16,060	$531,622/$165,020
Stephen R. Brown	0	$0	64,061/15,577	$1,207,677/$160,019
Michael P. Maloney	0	$0	4,907/8,378	$54,229/$81,541
Vincent T. Palaia	6,713	$131,738	33,479/4,982	$683,902/$41,109
Daniel J. Harris	1,232	$6,878	0/7,592	$0/$88,639

[1]	Based on a value per share of common stock of $42.00 at December 31, 2005, based on the then most recent sale price of the common stock.
Retirement Plans
     Executive officers participate in the Company’s Employee Savings Plan and the Company’s Profit-sharing Plan. These defined contribution plans are available to employees generally and are qualified, respectively, under Section 401(k) and 401(a) of the Internal Revenue Code of 1986.
     Messrs. Landy and Palaia participate in the Company’s 1995 Supplemental Retirement Plan, while Messrs. Brown and Maloney participate in the Company’s 1997 Supplemental Retirement Plan. These plans are not qualified for tax purposes and are available only to executive officers. Benefits under these plans are unfunded. Pursuant to the 1995 Supplemental Retirement Plan, participating executive officers are entitled to receive supplemental retirement benefits for a period of 15 years payable on a monthly basis. Supplemental benefits equal 75% of the executive officer’s highest base salary in any of the last 3 years of employment, less any retirement plan benefits provided to him by HVB. Pursuant to the 1997 Supplemental Retirement Plan, participating executive officers are entitled to receive supplemental retirement benefits for a period of 15 years payable on a monthly basis. Supplemental benefits equal 60% of the average of the highest five years’ annual base compensation paid to the executive during his last 10 years of employment, reduced by (1) the value of his qualified plan account as of the date of retirement; (2) the value of his 401(k) matching benefit as of the date of retirement; (3) 50% of his primary social security benefit; and (4) the value of any other retirement type benefits provided to him by the Company and its subsidiaries.
     The estimated annual benefits payable upon retirement at normal retirement age to each of the participating Named Executive Officers under the supplemental retirement plans are: $378,000 for Mr. Landy; $283,000 for Mr. Brown, $259,000 for Mr. Maloney and $197,000 for Mr. Palaia. The Company has purchased life insurance to support its obligations under the supplemental retirement plans.
Director Compensation
     Each member of the Board of Directors who is not employed by the Company or its subsidiaries is entitled to a director’s fee based on the number of years of service with the Board, the number of meetings attended and other factors. The directors’ fees paid in 2005 for service on the Board of Directors of the Company and its subsidiaries were as follows: $129,250 for Mr. Griffin, $55,000 for Mr. Coogan, $65,000 for Mr. Holcombe, $65,000 for Mr. Martinelli, $62,000 for Mr. Mulrow, $65,000 for Mr. Pratt, $65,000 for Ms. Singer and $65,000 for Mr. Thompson.
     The Company permits directors to defer all or any portion of the directors’ fees owed to them. The directors may elect to receive up to 50% of their fees in common stock of the Company.
     Directors who are not full-time employees of the Company or its subsidiaries participate in the Directors’ Retirement Plan. This plan is designed to benefit all outside directors who serve 2 or more years as a director. Benefits are paid upon a director’s retirement or resignation and are equal to a percentage of the aggregate annual fees paid to the director during the 12 months prior to the commencement of the benefit as determined by a vesting schedule based on the number of years served as a director. Benefits are payable for a period of up to 10 years after resignation or retirement, depending on the number of years of service as a director. Benefits under the plan are not funded. The following vesting schedule determines the annual benefit to directors:

Percentage of Director’s Fees
Number of Years as a Director	Payable at Retirement Age
Less than 2 years	0%
2 years but less than 3	5.0%
3 years but less than 4	10.0%
4 years but less than 5	17.5%
5 years but less than 6	25.0%
6 years but less than 7	32.5%
7 years but less than 8	40.0%
8 years but less than 9	47.5%
9 years but less than 10	55.0%
10 years but less than 11	62.5%
11 years but less than 12	70.0%
12 years but less than 13	77.5%
13 years but less than 14	85.0%
14 years but less than 15	92.5%
15 years or more	100%

     Estimated annual benefits to each of the non-employee directors at normal retirement age under the Directors’ Retirement Plan are: $103,000 to Mr. Griffin, $82,000 to Mr. Coogan, $233,000 to Mr. Holcombe, $71,000 to Mr. Martinelli, $171,000 to Mr. Mulrow, $81,000 to Mr. Pratt, $78,000 to Ms. Singer and $179,000 to Mr. Thompson.
     Mr. Pratt serves as a consultant to HVB on matters relating to new business and business retention. The consulting contract calls for Mr. Pratt to make between 30 and 40 calls per month to HVB’s high income producing customers or to customers who have the potential to attain this status. For consulting services rendered in 2005, Mr. Pratt received a consulting fee of $75,000.
     Directors of the Company are eligible to receive options under the Company’s 2002 Stock Option Plan. In 2005, the following directors were granted non-statutory options to purchase the following number of shares (adjusted to reflect a 10% stock dividend in December 2005) of the Company’s common stock under this plan:

Griffin	11,759	Mulrow	7,940
Coogan	7,150	Pratt	7,920
Holcombe	8,690	Singer	8,250
Martinelli	8,690	Thompson	8,360
     Each option was fully vested upon receipt and will expire on January 1, 2015. The exercise price of the options is $36.50 per share.
Required Reporting of Transactions
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to the Company copies of such reports. Based solely on the review of copies of the forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% stockholders were timely, except inadvertent late filings of Form 4s for all directors and all reporting officers of the Company relating to the annual grant of options and inadvertent late filing of one Form 4 for John A. Pratt Jr. relating to the exercise of options. Form 4s reporting the option grants were promptly filed after grant award notification was received by the individual and a Form 4 reporting the option exercise was filed promptly after the oversight was discovered.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS
Loans to Officers and Directors
     HVB makes loans to the Company’s executive officers and directors, and businesses with which they are associated, in the ordinary course of business. Such loans are made on the same terms and conditions, including interest rate and collateral, as those prevailing at the same time for comparable transactions with unrelated persons. None of the loans involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount outstanding for all such loans was $17,802,700 in 2005, $17,731,300 in 2004 and $17,822,500 in 2003.
Stock Restriction Agreements
     The Company has required all employees, directors and others who acquire shares of common stock from the Company to enter into Stock Restriction Agreements that give the Company a right of first refusal on any shares of common stock that the shareholder wishes to transfer. Gifts to family members, as provided in certain agreements, are not subject to the Company’s right of first refusal, but the donee must enter into a Stock Restriction Agreement with the Company. Pursuant to the Stock Restriction Agreements, the Company may, but is not required to, purchase all of the shares offered upon the same terms and conditions as that offered by the prospective purchaser. The table below sets forth the aggregate number of shares and aggregate purchase price for shares purchased by the Company from executive officers, directors and beneficial owners of five percent or more of the common stock (considered together with members of their immediate family) pursuant to Stock Restriction Agreements in 2005, 2004 and 2003. The table excludes data for each executive officer, director and beneficial owner whose sales to the Company aggregated less than $60,000 per annum in 2005, 2004 and 2003.

	Stock Purchases by the Company
	2005	2004	2003
	(shares/dollar amount)	(shares/dollar amount)	(shares/dollar amount)
Griffin	0	2,000/$83,500	3,000/$121,000
Pratt	0	19/$694	3,011/$121,149
Thompson	45,904/$2,540,205	5,000/$213,250	11,878/$506,135
Loans to Five Percent Beneficial Owners
     HVB makes loans to the beneficial owners of five percent or more of the Company’s common stock and the immediate family members of such persons in the ordinary course of business. Such loans are made on the same terms and conditions, including interest rate and collateral, as those prevailing at the same time for comparable transactions with unrelated persons. None of the loans involve more than the normal risk of collectibility or present other unfavorable features. The dollar amount per individual borrower for 2005, 2004 and 2003 is listed below:

Borrower	2005	2004	2003
BMW Machinery Co., Inc.	$1,734,000	$4,803,802	$5,757,679
John Abplanalp[1]	696,500	755,002	653,683
Marie A. Holcombe	897,088	1,062,156	1,092,979
William E. Griffin[1]	313,683	309,723	316,805
Gregory F. Holcombe	997,088	1,132,594	1,163,417
James J. Veneruso[2]	85,305	n/a	n/a

[1]	ceased to be a five percent holder February 1, 2006

[2]	became a five percent holder February 1, 2006

Certain Other Related Party Transactions
     Messrs. Griffin and Coogan are shareholders of the law firm of Griffin, Coogan & Veneruso, P.C., which serves as the Company’s general counsel. Griffin, Coogan & Veneruso, P.C. received fees approximating $1,175,000 ($315,400 of which was paid directly by the Company) in 2005, $1,149,000 ($298,000 of which was paid directly by the Company) in 2004 and $976,000 ($308,600 of which was paid directly by the Company) in 2003 for legal services performed on behalf of the Company and its subsidiaries, including fees for representing HVB at loan closings which were paid directly by the borrower.
     Mr. Thompson is the President and principal shareholder of Thompson Pension Employee Plans, Inc., which has written life insurance policies supporting the Company’s obligations under the supplemental retirement plans for executive officers. The total annual premiums approximated $501,000 in 2005, $487,000 in 2004 and $491,000 in 2003.
     Mr. Martinelli is the Chairman of the Board and principal shareholder of the Gazette Press, Inc., which received fees approximating $161,000 in 2005, $205,000 in 2004 and $122,000 in 2003 in exchange for printing services provided to the Company and its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the “beneficial ownership” (as that term is defined in the rules of the SEC) of the common stock as of March 1, 2006, by (a) each Named Executive Officer and member of the Board of Directors, (b) each person known to be a beneficial owner of more than five percent of the common stock and (c) all executive officers and members of the Board of Directors as a group. Persons who hold options that are exercisable within 60 days of March 1, 2006 are deemed to own, beneficially, the shares of common stock that may be acquired on the exercise of such options. Such shares are deemed outstanding for purposes of computing the number of shares owned by the person holding the option, but not for any other purpose.

	Number of Shares		Percent of Outstanding
Name	of Common Stock		Shares of Common Stock
Josephine Abplanalp[1]	874,471	(1)	10.7%
Marie A. Holcombe[2]	1,586,704	(2)	19.4
James J. Veneruso[3]	865,412	(3)	10.6
BMW Machinery Co., Inc.[4]	474,591	(4)	5.8
William E. Griffin	317,800	(5)	3.9
Stephen R. Brown	98,348	(6)	1.2
James M. Coogan	240,092	(7)	2.9
Gregory F. Holcombe[8]	1,586,704	(8)	19.4
James J. Landy	144,404	(9)	1.8
Angelo R. Martinelli	182,220		2.2
William J. Mulrow	17,491		*
John A. Pratt Jr.	149,370	(10)	1.8
Cecile D. Singer	79,187		*
Craig S. Thompson	215,395		2.6
Daniel J. Harris	4,168	(11)	*
Michael P. Maloney	32,530	(12)	*
Vincent T. Palaia	101,332	(13)	1.2
All directors and executive officers as a group (18 persons)	2,690,862	(14)	32.0%

*	Less than 1% of the outstanding shares of common stock.

[1]	The address for Josephine Abplanalp is 51 Pondfield Road, Bronxville, New York 10708. Includes 838,895 shares held by The Josephine Abplanalp Revocable Trust, of which Josephine Abplanalp and Marie A. Holcombe are the beneficiaries and trustees and James J. Veneruso is also a trustee.

[2]	The address for Marie A. Holcombe is 51 Pondfield Road, Bronxville, New York 10708. Mrs. Holcombe is the wife of Gregory F. Holcombe and the daughter of Josephine Abplanalp. The shares beneficially owned by Marie A. Holcombe and her husband, Gregory F. Holcombe, include 474,591 shares owned by BMW Machinery Co., Inc. (of which Mr. and Mrs. Holcombe are principal shareholders) 838,895 shares held by The Josephine Abplanalp Revocable Trust, and 131,014 shares held in trusts for the benefit of the children of Gregory F. and Marie A. Holcombe (for which John P. Abplanalp serves as trustee) or the children of John P. Abplanalp (for which Marie A. Holcombe serves as trustee). The table also includes 4,999 shares held in trusts for the benefit of the children of Mr. and Mrs. Holcombe for which James J. Veneruso is the trustee and 1,094 shares for which Mr. Holcombe is custodian for their children and 8,690 shares which may be acquired Mr. Holcombe upon the exercise of options.

[3]	The address for James J. Veneruso is Griffin, Coogan & Veneruso, P.C., 51 Pondfield Road, Bronxville, New York 10708. Includes 838,895 shares held by The Josephine Abplanalp Revocable Trust for which James J. Veneruso is one of the trustees and 4,999 shares held in trusts for the benefit of the children of Mr. and Mrs. Holcombe for which James J. Veneruso is the trustee.

[4]	The address for BMW Machinery Co., Inc. is P.O. Box 309, Yonkers, New York 10702.

[5]	Includes 8,759 shares which may be acquired upon the exercise of options.

[6]	Includes 70,482 shares which may be acquired upon the exercise of options.

[7]	Includes 66,746 shares held by the William E. Griffin Irrevocable Trusts for which Mr. Coogan is the trustee.

[8]	The address for Gregory F. Holcombe is 51 Pondfield Road, Bronxville, New York 10708. For information concerning Mr. Holcombe’s beneficial ownership, see footnote 2 above.

[9]	Includes 3,632 shares held by his sons, as to which Mr. Landy disclaims beneficial ownership and 41,611 shares which may be acquired upon the exercise of options.

[10]	Includes 52,801 shares which may be acquired upon the exercise of options.

[11]	Includes 1,397 shares which may be acquired upon the exercise of options.

[12]	Includes 7,861 shares which may be acquired upon the exercise of options.

[13]	Includes 35,347 shares which may be acquired upon the exercise of options.

[14]	Includes 260,012 shares which may be acquired upon the exercise of options.

Exhibit A
HUDSON VALLEY HOLDING CORP. AND HUDSON VALLEY BANK
AUDIT COMMITTEE CHARTER
Composition
     The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that, in the opinion of the Board of Directors, may interfere with the exercise of their duties in a manner independent from management and the Company including being free of disallowed compensation agreements. Each Audit Committee member shall be financially literate, and at least one member, or the Committee in the aggregate, shall have accounting or related financial management expertise, as such qualifications are interpreted by the Board of Directors in its business judgment. Subject to the annual appointment by the Board of Directors, the Audit Committee shall have the responsibility, authority and specific duties as described below. One of the members shall be appointed Chairman by the Chairman of the Board of Directors.
Purpose
     The Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to the integrity of the Company’s financial statements, the accounting policies and financial reporting practices of the Company and its subsidiaries, the sufficiency of auditing relative thereto and the adequacy and effectiveness of the Company’s internal controls. It is to be the Board’s principal agent in assuring the independence of the Company’s independent auditors, the integrity of management and the adequacy of disclosures to shareholders. The independent auditors are ultimately accountable to the Board of Directors and report directly to the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, or, if applicable, to nominate the independent auditors to be proposed for shareholder approval. The Audit Committee also has responsibility for reviewing compliance with the Company’s business ethics and conflict of interest policies.
     The Audit Committee is to provide an open avenue of communication among the Board of Directors, the independent auditors, internal auditors and management as their duties relate to accounting, financial reporting and controls.
Authority
     The Audit Committee is granted the authority to investigate any matter or activity involving financial reporting, accounting or internal controls of the Company, or any violations of the Company’s business ethics or conflict of interest policies, and all employees shall be directed to cooperate with respect thereto as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its.
Meetings
     The Audit Committee is to meet at least four times each year and as many other times as the Committee deems necessary. Members of the Audit Committee will strive to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, the Director of Internal Audit and representatives of the independent auditors be present at the meetings of the Committee. The Committee shall meet at least annually in separate executive sessions with management, the Director of Internal Audit and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Specific Duties and Responsibilities
(1)	The Committee shall cause an audit of the Company’s financial statements to be conducted annually by an independent Certified Public Accountant who shall be responsible to and shall report its findings to this Committee. This audit and related filing requirements shall be in accordance with Sections 122 and 123 of the State of New York Banking Law.

(2)	Review the performance of and scope of audit services provided by the independent Certified Public Accountant, significant accounting policies and audit conclusions regarding significant accounting estimates. Further, the Committee shall review a) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor and b) other material written communications between the independent auditor and management, including, but not limited to the management letter and schedule of unadjusted differences [Sarbanes-Oxley Act Section 204].

(3)	Recommend to the Board of Directors the selection and termination of the independent Certified Public Accountant, including fees for services.

(4)	Review with the independent Certified Public Accountant and with management any significant disagreements between the independent Certified Public Accountant and management.

(5)	The Committee provides for an ongoing examination of the Company’s internal controls by either maintaining an Internal Audit Department or by engaging professional services independent of the Company and its management to conduct the ongoing examination.

In the latter case, the Committee shall appoint a suitably qualified, professional firm and shall recommend to the Board of Directors, on an annual basis, their re-appointment or the appointment of another firm. In either case, the parties shall have direct and unlimited access to this Committee and shall report their audit findings to the Committee on a regular basis. The Committee shall also review the annual audit plan and the scope of services and related fees.

(6)	The Committee shall receive reports and information it deems necessary and appropriate to carry out its responsibilities regarding the annual audit of the Company’s financial statements and the ongoing examination of its operations.

(7)	The Committee shall review all recommendations presented by the external and internal auditors. Management shall respond to the recommendations on a timely (designated) basis, outlining plans for implementation thereof. Management’s responses shall be presented to the Committee.

(8)	Review with Management the Company’s compliance with required laws and regulations.

(9)	Review and discuss with management, and the independent auditors upon completion of their audit, the Company’s audited annual financial statements and the independent auditors’ opinion rendered with respect to such financial statements. This review and discussion is to encompass the Company’s Annual Report to Shareholders and Form 10-K, including the financial statements and related notes, Management’s Discussion and Analysis of Results of Operations, financial statement schedules and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission. Review with the independent Certified Public Accountant, prior to filing the Annual Report on Form 10-K, the Attestation Report Concerning Internal Controls over Financial Reporting.

(10)	The Committee shall review all examinatory reports issued by supervisory authorities. The Committee will also review management’s response to same and report on these matters to the Board of Directors.
(11)	Evaluate the independence and objectivity of the external audit function, including non-audit services provided by the independent auditors and any other relationships between the independent auditors and the Company. The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company and the letter required by the Independence Standards Board Standard No. 1, as such Standard may be modified or supplemented. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.
(12)	Discuss with the independent auditors the matters required to be discussed by generally accepted auditing standards including the SAS 61, as amended by SAS No. 84 and SAS No. 90 and as further modified or supplemented, in order to provide the Audit Committee with additional information regarding the scope and results of the audit that may assist the Audit Committee in overseeing the financial reporting and disclosure process for which management is responsible.
(13)	Discuss with the independent auditors their judgments as to the quality of the accounting principles used in the financial statements and any matters that they or the Audit Committee believe should be discussed including those in their “letter of comments and recommendations.”
(14)	Based on the review and discussion referred to above, determine whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the most recent fiscal year for filing with the Securities and Exchange Commission.
(15)	Review and approve the report of the Audit Committee to be included in the Company’s proxy statement.
(16)	Review and discuss with management and the independent auditors, upon completion of their interim review, the Company’s quarterly financial statements required to be filed on Form 10-Q, sufficient to establish for the Committee members that in their business judgment the interim review was conducted by the independent auditors in compliance with generally accepted auditing standards and regulatory requirements. For purposes of this quarterly review, a quorum of two Audit Committee members shall be sufficient. This review should be performed prior to the filing of the Form 10-Q and release of earnings.
(17)	Review with the independent auditors their procedures and standards relating to the requirement under the Federal securities law that their audit include procedures designed to provide reasonable assurance of detecting illegal acts, and to identify related party transactions and their related reporting obligations.
(18)	Review with management any legal matters that would have a significant impact on the Company’s financial statements.

(19)	Review periodically the Company’s tax policies and any pending audits or assessments.
(20)	Develop and periodically review the Company’s ethics policy(s) which include guidelines with respect to acceptance of gifts, gratuities and entertainment by Company personnel.

(21)	The Committee receives reports and information it deems necessary and appropriate to carry out its responsibilities regarding the Company’s ethics policies and adherence thereto.
(22)	Apprise the Board of Directors of significant developments in the course of performing the above duties.
(23)	Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board of Directors any appropriate changes in this Charter or the duties of the Committee.
(24)	Review and pre-approve both audit and non-audit services to be performed by the independent auditor. This authority may be granted to the Committee Chairman, whose decisions shall be presented to the Committee at their next regularly scheduled meeting. Approval of non-audit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities and Exchange Act of 1934. [Sarbanes-Oxley Act Section 202].
(25)	Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor (Such policy should take into consideration the one-year “cooling-off period” for individuals in the role of CEO, CFO, Controller, CAO, or the equivalent as required by Section 206 of the Sarbanes-Oxley Act, as well as other prohibited relationships under the related rules of the SEC.)
(26)	Discuss the type and presentation of information included in earnings press releases, paying particular attention to any pro form or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).
(27)	Receive and review any disclosure from the company’s CEO or CFO made in connection with the certification of the company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company’s ability to record, process, summarize and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal controls [Sarbanes-Oxley Act Section 302].
(28)	Establish procedures for the confidential, anonymous submission by company employees regarding questionable accounting or auditing matters [Sarbanes-Oxley Act Section 301].
(29)	Conduct an annual performance assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

HUDSON VALLEY HOLDING CORP.
This proxy is being solicited on behalf of the Board of Directors
The undersigned shareholder hereby appoints Angelo R. Martinelli, Cecile D. Singer and Craig S. Thompson or any one of them with full power to act alone as proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of common stock of Hudson Valley Holding Corp. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 11, 2006, or any adjournments thereof.
ELECTION OF DIRECTORS
     FOR all nominees listed below (except as marked to the contrary as described below)                    ☐
William E. Griffin, James J. Landy, Stephen R. Brown, James M. Coogan, Gregory F. Holcombe, Angelo R. Martinelli, William J. Mulrow, John A. Pratt Jr., Cecile D. Singer, Craig S. Thompson
     WITHHOLD AUTHORITY to vote for all of the nominees listed above                                        ☐
(INSTRUCTION: to withhold authority to vote for any individual nominee only, cross out the nominee’s name above.)
     In the proxy’s sole discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES NAMED IN THIS PROXY TO THE BOARD OF DIRECTORS
Dated:                                                            , 2006

(Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign.
Signature	When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.)
Additional Signature (if held jointly)
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE